UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                   -----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) of the
                       SECURITIES AND EXCHANGE ACT OF 1934

DATE OF REPORT: AUGUST 8, 2001

                          COMMISSION FILE NUMBER 0-6034



                         STANSBURY HOLDINGS CORPORATION
                         ------------------------------
                 (Name Of Small Business Issuer In Its Charter)


            UTAH                                                87-0281239
-------------------------------                             -------------------
(State Or Other Jurisdiction Of                              (I.R.S. Employer
Incorporation Or Organization)                              Identification No.)



 8811 EAST HAMPDEN, #100, DENVER, COLORADO                         80231
 -----------------------------------------                         -----
 (Address Of Principal Executive Offices)                        (Zip Code)



                    ISSUER'S TELEPHONE NUMBER (720) 748-1407

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ITEM 4: Change in Registrant's Certifying Accountant

     (a)  (1)  Resignation of Independent Auditors

          (i)  On  July  12,  2001,  Haugen,   Springer  &  Co.,  P.C.  ("Haugen
               Springer") resigned as the independent accounting firm for the audit of its financial statements for the years commencing after June 30, 2000.
          (ii) Haugen Springer reports on the Registrant's financial statements for the past two years contained no adverse opinion or disclaimer of opinion and were not qualified as to uncertainty, audited scope, or accounting principles, except that the reports of the years ended June 30, 2000, and June 30 1999, included an explanatory paragraph expressing substantial doubt regarding the Registrant's ability to continue as a going concern.
          (iii)During the two most recent fiscal years and through July 12, 2001, there have been no disagreements with Haugen Springer on any matter of accounting principles or practices, financial statement disclosures or auditing scope or procedure during the Registrant's two most recent fiscal years and any subsequent interim period through July 12, 2001 (the date of resignation) which disagreements, if not resolved to Haugen Springer's satisfaction, would have caused them to make reference thereto in their reports on the financial statements of such years.

          (iv) During the two most recent fiscal years and through July 12, 2001, there have been no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).
          (v) The Registrant has requested Haugen Springer to provide a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements set forth above. A copy of its letter to the Securities and Exchange Commission is filed as
               Exhibit 16 to this Form 8-K.

     (b)      Engagement of New Independent Accounting Firm

               On August 8, 2001, the Registrant formally engaged Sellers & Associates P.C., as its new independent certifying accountants (the "new accounting firm") to audit the Registrant's financial statements. The Registrant, during the two most recent fiscal years and the subsequent interim periods prior to the engagement of the new accounting firm, did not consult with the new accounting firm with regard to any of the matters listed in Regulation S-K Items 304(a)(2).

Item 7: Financial Statements and Exhibits

         Exhibit Number                  Exhibit Description

         Exhibit 16 Letter from Haugen Springer to the Securities and Exchange Commission pursuant to Item 304(a)(3) of
                                         Regulation S-K

                                   Signatures

     Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto authorized

                                              Stansbury Holdings Corporation


                                              By /s/
                                              ----------------------------------
                                              Aldine J. Coffman, Jr.
                                              President